                                                                    EXHIBIT 99.1
[MANPOWER LOGO]

                                                                   PRESS RELEASE

                                                         FOR FURTHER INFORMATION
                                                                        CONTACT:

                                                                 Mike Van Handel
                                                         Chief Financial Officer
                                                                  (414) 906-6305

FOR IMMEDIATE RELEASE


            MANPOWER REPORTS 2ND QUARTER AND FIRST HALF 2003 RESULTS


MILWAUKEE, WI, USA, July 17, 2003 - Manpower Inc. (NYSE: MAN) today reported that net income for the three months ended June 30, 2003 was $29.1 million, or 37 cents per diluted share, an increase of 14 percent, from $25.7 million, or 33 cents per diluted share, a year earlier. Revenues for the second quarter totaled $3.0 billion, an increase of 16 percent from the year-earlier period. Systemwide sales were $3.3 billion. Results for the second quarter were positively affected by relatively stronger foreign currencies compared to the prior year period. On a constant currency basis, earnings per diluted share for the quarter were 30 cents on a 1 percent improvement in revenues.

         "Our second quarter performance was successful from a management perspective, however, we continue to be operating in a difficult economic environment in most of our markets around the world," said Jeffrey A. Joerres, Manpower Chairman and CEO. "Our operation in France made a sizable contribution to the quarter's profit, despite these challenges, and we also benefited from strong performances in Japan, Italy and Germany.

         "In the second quarter we saw marginal increases in revenue on a global basis. However, in the U.S. we have yet to experience an increase in activity to indicate that we are in the midst of a meaningful upward economic turn," Joerres stated. "Based on our current trends, we anticipate third quarter earnings per share will be between 42 and 46 cents, including a 4 cent favorable impact from currency."

         Net income for the six months ended June 30, 2003 totaled $44.0 million or 56 cents per diluted share, an increase of 35 percent from $32.6 million, or 42 cents per diluted share

                                    - MORE -

MANPOWER REPORTS 2ND QUARTER/PAGE 2


in 2002. Revenues for the six-month period were $5.7 billion, an increase of 16 percent from the prior year. Systemwide sales were $6.2 billion. On a constant currency basis, earnings per diluted share for the six-month period were 43 cents on a 2 percent improvement in revenues.

         In conjunction with its second quarter earnings release, Manpower will broadcast its conference call live over the Internet on July 17, 2003 at 8:00 a.m. CDT (9:00 a.m. EDT). Interested parties are invited to listen to the webcast by logging on to http://investor.manpower.com.

         The systemwide sales and constant currency amounts included in this press release are further explained on the attached Results of Operations. Supplemental financial information referenced in the conference call can be found at http://investor.manpower.com.

         Manpower Inc. is a world leader in the staffing industry, providing workforce management services and solutions to customers through 4,000 offices in 63 countries. The firm annually provides employment to 2 million people worldwide and is an industry leader in employee assessment and training. Manpower also provides a range of staffing solutions and engagement and consulting services worldwide under the subsidiary brands of Brook Street, Elan, The Empower Group and Jefferson Wells. More information on Manpower Inc. can be found at the Company's Web site, www.manpower.com.

         This news release contains statements, including earning projections, that are forward-looking in nature and, accordingly, are subject to risks and uncertainties regarding the Company's expected future results. The Company's actual results may differ materially from those described or contemplated in the forward-looking statements. Factors that may cause the Company's actual results to differ materially from those contained in the forward-looking statements can be found in the Company's reports filed with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2002, which information is incorporated herein by reference, and such other factors as may be described from time to time in the Company's SEC filings.

                               Manpower Inc.
                           Results of Operations
                   (In millions, except per share data)

                                                                THREE MONTHS ENDED JUNE 30
                                              ----------------------------------------------------------
                                                                                        % VARIANCE
                                                                                 -----------------------
                                                                                  AMOUNT        CONSTANT
                                                2003            2002             REPORTED       CURRENCY
                                              ---------      ---------           --------       --------
                                                                     (Unaudited)
Systemwide sales (a)                          $ 3,301.6      $ 2,892.1            14.2%
Revenue from services                           3,013.4        2,602.9            15.8%           1.0%
Cost of services                                2,491.9        2,135.3            16.7%
                                              ---------      ---------
  Gross profit                                    521.5          467.6            11.6%          -2.4%
Selling and administrative
 expenses                                         464.5          415.8            11.7%          -1.6%
                                              ---------      ---------
  Operating profit                                 57.0           51.8            10.1%          -8.5%
Interest and other expenses                         9.2            9.6            -4.1%
                                              ---------      ---------
  Earnings before income taxes                     47.8           42.2            13.4%
Provision for income taxes                         18.7           16.5            13.0%
                                              ---------      ---------
  Net earnings                                $    29.1      $    25.7            13.6%          -8.1%
                                              =========      =========
Net earnings per share - basic                $    0.38      $    0.34            11.8%
                                              =========      =========
Net earnings per share - diluted              $    0.37      $    0.33            12.1%          -9.1%
                                              =========      =========
Weighted average shares - basic                    77.5           75.9             2.1%
                                              =========      =========
Weighted average shares - diluted                  78.3           77.5             1.0%
                                              =========      =========

(a) Systemwide sales represents revenue from our branch offices plus the sales activity of locations operating under a franchise agreement with us. Systemwide sales is calculated as follows:

          Revenue from services            $3,013.4        $2,602.9
          Less: Franchise fees                  5.9             6.0
          Add: Franchise sales                294.1           295.2
                                           --------        --------
          Systemwide sales                 $3,301.6        $2,892.1
                                           ========        ========

                                   Manpower Inc.
                              Operating Unit Results
                                   (In millions)

                                                                THREE MONTHS ENDED JUNE 30
                                               ------------------------------------------------------------
                                                                                           % VARIANCE
                                                                                  --------------------------
                                                                                   AMOUNT           CONSTANT
                                                 2003            2002             REPORTED          CURRENCY
                                               --------        --------           --------          --------
                                                                        (Unaudited)
Revenues from services:
  United States (a)                            $  483.9        $  474.9              1.9%             1.9%
  France                                        1,172.0           943.3             24.3%             0.6%
  EMEA                                            951.2           830.1             14.6%            -2.7%
  Other Operations                                406.3           354.6             14.6%             9.5%
                                               --------        --------
                                               $3,013.4        $2,602.9             15.8%             1.0%
                                               ========        ========

Operating Unit Profit:
  United States                                $   10.3        $    8.3             25.8%            25.8%
  France                                           41.9            32.7             27.9%             3.6%
  EMEA                                              7.6            16.7            -54.3%           -61.0%
  Other Operations                                  6.5             1.6            308.4%           271.6%
                                               --------        --------
                                                   66.3            59.3
Corporate expenses                                  9.3             7.4
Amortization of other intangible assets              --             0.1
                                               --------        --------
    Operating profit                               57.0            51.8             10.1%           -8.5%
Interest and other expenses (b)                     9.2             9.6
                                               --------        --------
    Earnings before income taxes               $   47.8        $   42.2
                                               ========        ========

(a) Systemwide sales in the United States represents revenue from our branch offices plus the sales activity of locations operating under a franchise agreement with us. Systemwide sales in the United States is calculated as follows:

Revenue from services                          $483.9         $474.9
Less: Franchise fees                              4.9            5.5
Add: Franchise sales                            248.4          254.9
                                               ------         ------
Systemwide sales                               $727.4         $724.3
                                               ======         ======

(b)      The components of interest and other expense (income) were:

        Interest expense                     $10.4         $10.5
        Interest income                       (2.1)         (2.1)
        Foreign exchange gains                (0.3)         (0.9)
        Miscellaneous, net                     1.2           2.1
                                             -----         -----
                                             $ 9.2         $ 9.6
                                             =====         =====

                               Manpower Inc.
                           Results of Operations
                   (In millions, except per share data)

                                                                SIX MONTHS ENDED JUNE 30
                                           --------------------------------------------------------------
                                                                                        % VARIANCE
                                                                                -------------------------
                                                                                 AMOUNT          CONSTANT
                                             2003              2002             REPORTED         CURRENCY
                                           ---------        ---------           --------         --------
                                                                      (Unaudited)
Systemwide sales (a)                       $ 6,241.0        $ 5,432.1             14.9%

Revenue from services                        5,692.1          4,886.9             16.5%              2.1%
Cost of services                             4,704.6          4,004.5             17.5%
                                           ---------        ---------

  Gross profit                                 987.5            882.4             11.9%             -1.8%

Selling and administrative expenses            897.5            811.9             10.5%             -2.4%
                                           ---------        ---------

  Operating profit                              90.0             70.5             27.7%              4.1%

Interest and other expenses                     17.8             17.6              1.6%
                                           ---------        ---------

  Earnings before income taxes                  72.2             52.9             36.4%

Provision for income taxes                      28.2             20.3             38.2%
                                           ---------        ---------

  Net earnings                             $    44.0        $    32.6             35.3%              3.8%
                                           =========        =========

Net earnings per share - basic             $    0.57        $    0.43             32.6%
                                           =========        =========

Net earnings per share - diluted           $    0.56        $    0.42             33.3%              2.4%
                                           =========        =========

Weighted average shares - basic                 77.4             76.0              1.8%
                                           =========        =========

Weighted average shares - diluted               78.2             77.6              0.7%
                                           =========        =========

(a) Systemwide sales represents revenue from our branch offices plus the sales activity of locations operating under a franchise agreement with us. Systemwide sales is calculated as follows:

          Revenue from services        $5,692.1        $4,886.9
          Less: Franchise fees             11.9            12.3
          Add: Franchise sales            560.8           557.5
                                       --------        --------
          Systemwide sales             $6,241.0        $5,432.1
                                       ========        ========

                                  Manpower Inc.
                             Operating Unit Results
                                  (In millions)


                                                                     SIX MONTHS ENDED JUNE 30
                                                    -----------------------------------------------------------
                                                                                              % VARIANCE
                                                                                       ------------------------
                                                                                       AMOUNT          CONSTANT
                                                      2003            2002             REPORTED        CURRENCY
                                                    --------        --------           --------        --------
                                                                           (Unaudited)
Revenues from services:
  United States (a)                                 $  947.4        $  903.6              4.8%            4.8%
  France                                             2,126.6         1,710.4             24.3%            1.1%
  EMEA                                               1,837.6         1,594.3             15.3%           -2.1%
  Other Operations                                     780.5           678.6             15.0%           11.1%
                                                    --------        --------
                                                    $5,692.1        $4,886.9             16.5%            2.1%
                                                    ========        ========

Operating Unit Profit:
  United States                                     $   13.0        $    3.4            287.4%          287.4%
  France                                                68.8            54.9             25.3%            1.8%
  EMEA                                                  17.4            27.7            -37.1%          -46.8%
  Other Operations                                       8.9            (0.2)             N/A             N/A
                                                    --------        --------
                                                       108.1            85.8
Corporate expenses                                      18.1            15.2
Amortization of other intangible assets                 --               0.1
                                                    --------        --------
    Operating profit                                    90.0            70.5             27.7%            4.1%
Interest and other expenses (b)                         17.8            17.6
                                                    --------        --------
    Earnings before income taxes                    $   72.2        $   52.9
                                                    ========        ========

(a) Systemwide sales in the United States represents revenue from our branch offices plus the sales activity of locations operating under a franchise agreement with us. Systemwide sales in the United States is calculated as follows:

          Revenue from services                     $  947.4        $  903.6
          Less:  Franchise fees                         10.1            10.4
          Add:  Franchise sales                        478.0           485.1
                                                    --------        --------
          Systemwide sales                          $1,415.3        $1,378.3
                                                    ========        ========

(b) The components of interest and other expense (income) were:

        Interest expense                            $   20.4        $   20.4
        Interest income                                 (4.5)           (4.7)
        Foreign exchange gains                          (1.5)           (0.7)
        Miscellaneous, net                               3.4             2.6
                                                    --------        --------
                                                    $   17.8        $   17.6
                                                    ========        ========

                                  Manpower Inc.
                           Consolidated Balance Sheets
                                  (In millions)


                                                              JUNE 30          DEC. 31
                                                                2003            2002
                                                            ----------        --------
                                                            (Unaudited)
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                                   $  252.1        $  284.0
  Accounts receivable, net                                     2,437.8         2,214.2
  Prepaid expenses and other assets                               84.6            76.0
  Future income tax benefits                                      77.1            79.1
                                                              --------        --------
      Total current assets                                     2,851.6         2,653.3

OTHER ASSETS:
  Goodwill and other intangible assets, net                      556.6           545.7
  Investments in licensees                                        61.8            60.5
  Other assets                                                   305.0           253.4
                                                              --------        --------
      Total other assets                                         923.4           859.6

PROPERTY AND EQUIPMENT:
  Land, buildings, leasehold improvements and equipment          569.2           533.4
  Less:  accumulated depreciation and amortization               385.1           344.6
                                                              --------        --------
    Net property and equipment                                   184.1           188.8
                                                              --------        --------
        Total assets                                          $3,959.1        $3,701.7
                                                              ========        ========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable                                            $  521.8        $  447.0
  Employee compensation payable                                   96.0            96.2
  Accrued liabilities                                            313.9           295.7
  Accrued payroll taxes and insurance                            395.2           391.6
  Value added taxes payable                                      343.4           309.0
  Short-term borrowings and current
    maturities of long-term debt                                  15.4            22.8
                                                              --------        --------
      Total current liabilities                                1,685.7         1,562.3

OTHER LIABILITIES:
  Long-term debt                                                 813.5           799.0
  Other long-term liabilities                                    351.2           340.5
                                                              --------        --------
      Total other liabilities                                  1,164.7         1,139.5

SHAREHOLDERS' EQUITY:
  Common stock                                                     0.9             0.9
  Capital in excess of par value                               1,710.1         1,696.2
  Accumulated deficit                                           (253.5)         (289.7)
  Accumulated other comprehensive income (loss)                  (65.0)         (123.7)
  Treasury stock, at cost                                       (283.8)         (283.8)
                                                              --------        --------
      Total shareholders' equity                               1,108.7           999.9
                                                              --------        --------
        Total liabilities and shareholders' equity            $3,959.1        $3,701.7
                                                              ========        ========

                                  Manpower Inc.
                      Consolidated Statements of Cash Flows
                                  (In millions)


                                                                  SIX MONTHS ENDED
                                                                      JUNE 30
                                                               ------------------------
                                                                 2003            2002
                                                               ------------------------
                                                                      (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net earnings                                                 $   44.0        $   32.6
  Adjustments to reconcile net earnings to net
    cash provided by operating activities:
      Depreciation and amortization                                31.4            32.8
      Amortization of discount on convertible debentures            3.8             3.6
      Deferred income taxes                                         4.7             2.4
      Provision for doubtful accounts                               8.0             9.1
      Changes in operating assets and liabilities:
        Accounts receivable                                       (76.5)         (146.4)
        Other assets                                              (25.8)           (4.8)
        Other liabilities                                          28.1           108.8
                                                               --------        --------
          Cash provided by operating activities                    17.7            38.1
                                                               --------        --------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Capital expenditures                                            (23.8)          (31.0)
  Acquisitions of business, net of cash acquired                   (2.5)          (29.6)
  Proceeds from the sale of property and equipment                  2.5             1.5
                                                               --------        --------
          Cash used by investing activities                       (23.8)          (59.1)
                                                               --------        --------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net (repayments) borrowings of short-term
    facilities and long-term debt                                 (44.5)           17.3
  Proceeds from stock option and purchase plans                    13.9            26.1
  Repurchase of common stock                                       --             (30.7)
  Dividends paid                                                   (7.8)           (7.6)
                                                               --------        --------
          Cash (used) provided by financing activities            (38.4)            5.1
                                                               --------        --------

Effect of exchange rate changes on cash                            12.6            19.1
                                                               --------        --------
Change in cash and cash equivalents                               (31.9)            3.2

Cash and cash equivalents, beginning of period                    284.0           245.8
                                                               --------        --------
Cash and cash equivalents, end of period                       $  252.1        $  249.0
                                                               ========        ========